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                                                                  EXHIBIT 10.31

                            AMENDMENT NUMBER SIX TO
                           LOAN AND SECURITY AGREEMENT


        THIS AMENDMENT NUMBER SIX TO LOAN AND SECURITY AGREEMENT, dated as of September 12, 2000 (this "Amendment"), amends that certain Loan and Security Agreement, dated as of April 23, 1998 (as amended from time to time, the "Loan Agreement"), by and between MAI SYSTEMS CORPORATION, a Delaware corporation, and HOTEL INFORMATION SYSTEMS, INC., a Delaware corporation (collectively the "Borrower"), on the one hand, and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast"), on the other hand. All initially capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Loan Agreement unless specifically defined herein.

                                 R E C I T A L S

        WHEREAS, Borrower and Coast wish to amend the Loan Agreement pursuant to the terms and provisions set forth in this Amendment; and

        NOW, THEREFORE, the parties hereto agree as follows:

                                A M E N D M E N T

        Section 1. Section 1 of Amendment Number Five to the Loan Agreement is hereby amended to reduce the amortization payments on the Bridge Loan to Thirty-five Thousand Dollars ($35,000) per month instead of per week with each and every said payment due and payable on the last day of each and every month until December 8, 2000. Payments to increase to Thirty-five Thousand Dollars ($35,000) per week beginning December 15, 2000 with each and every said payment due and payable on Friday of each and every week until the Bridge Loan and Term Loan have been paid in full.

        Section 2. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the receipt by Coast of an executed copy of this Amendment executed by Borrower. Borrower shall pay to Coast a Fee of Ten Thousand Dollars ($10,000) with such Fee earned upon the effectiveness of this Amendment and shall be charged to the Borrower's loan account on January 15, 2001.

        Section 3. ENTIRE AGREEMENT. The Loan Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Borrower represents, warrants and agrees that in entering into the Loan Agreement and consenting to this Amendment, it has not relied on any representation, promise, understanding or agreement, oral or written, of, by or with, Coast or any of its agents, employees, or counsel, except the representations, promises, understandings and agreements specifically contained in or referred to in the Loan Agreement, as amended hereby.

        Section 4. CONFLICTING TERMS. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms of



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this Amendment shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.

        Section 5. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of California. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing such counterpart.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                      BORROWER:

                                      MAI SYSTEMS CORPORATION,
                                      a Delaware corporation

                                      By
                                          -------------------------------------
                                          President or Vice President

                                      HOTEL INFORMATION SYSTEMS, INC.,
                                      a  Delaware corporation

                                      By
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                                          President or Vice President

                                      COAST:

                                      COAST BUSINESS CREDIT,
                                      a division of Southern Pacific Bank,
                                      a  California corporation

                                      By
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                                      Title
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